UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

                         Date of Report: August 7, 1997

                        COMMISSION FILE NUMBER: 0-19064

                                 NEMDACO, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter

          Colorado                                      84-1027731
          --------                                      ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


18535 Devonshire Street, Number 360, Northridge ,    California     91325
Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  (818) 884-4770

Former name, former address and former fiscal year, if changed since last
report:   9 Buckskin Road, Bell Canyon, California 91307


ITEM 6:  NOTICE REGARDING CHANGE IN THE BOARD OF DIRECTORS OF THE COMPANY.

The Company advises that Jeff R. Bender has resigned as Chairman and Member of the Board of Directors for business and personal health reasons as of July 16, 1997. Mr. Bender is to remain on the Board of Directors of the Nemdaco subsidiaries and Nemdaco China Ventures, Inc.

Mr. Bender has been replaced as Chairman of the Board by William Daniel Dane. Mr. Dane has been a Board Member and President of the Company since December of 1996. The vacancy created by Mr. Benders resignation has been filled by the appointment of the Companys CFO, Mr. Thomas D. Siciliano, Jr.

ITEM 7: FINANCIAL STATEMENTS and EXHIBITS:

Copy of Mr. Benders resignation

                                                SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                NEMDACO, INC.
                                                (Registrant)


                                                /S/ William Daniel Dane
                                                By: William Daniel Dane
Chairman of the Board of Directors
Date: August 7, 1997


JEFF R BENDER
4322 Woodlake Drive
Bakersfield, CA 93309


NEMDACO, INC.                             July 16, 1997
18535 Devonshire St. # 360
Northridge, CA 91325





Effective this date, please record my resignation as a Director of Nemdaco, Inc..

Sincerely,




Jeff R. Bender

cc: Mr. W. Daniel Dane, President and Director
Analise Cross, Secretary and Director
Michael Littman, Corporate Counsel
Thomas Siciliano, CFO